OraSure 2Q22 Earnings August 9, 2022 EXHIBIT 99.2

Required Disclosures This press release contains certain forward-looking statements, including with respect to products, product development activities, regulatory submissions and authorizations, revenue growth, cost savings, cash flow, increasing margins and other matters. Forward-looking statements are not guarantees of future performance or results. Known and unknown factors that could cause actual performance or results to be materially different from those expressed or implied in these statements include, but are not limited to: our ability to satisfy customer demand; ability to reduce our spending rate, capitalize on manufacturing efficiencies and drive profitable growth; ability to market and sell products, whether through our internal, direct sales force or third parties; impact of significant customer concentration in the genomics business; failure of distributors or other customers to meet purchase forecasts, historic purchase levels or minimum purchase requirements for our products; ability to manufacture products in accordance with applicable specifications, performance standards and quality requirements; ability to obtain, and timing and cost of obtaining, necessary regulatory approvals for new products or new indications or applications for existing products; ability to comply with applicable regulatory requirements; ability to effectively resolve warning letters, audit observations and other findings or comments from the U.S. Food and Drug Administration (“FDA”) or other regulators; the impact of the novel coronavirus (“COVID-19”) pandemic on the Company's business, supply chain, labor force, ability to successfully develop new products, validate the expanded use of existing collector products, receive necessary regulatory approvals and authorizations and commercialize such products for COVID-19 testing, and demand for our COVID-19 testing products ; changes in relationships, including disputes or disagreements, with strategic partners or other parties and reliance on strategic partners for the performance of critical activities under collaborative arrangements; ability to meet increased demand for the Company’s products; impact of replacing distributors; inventory levels at distributors and other customers; ability of the Company to achieve its financial and strategic objectives and continue to increase its revenues, including the ability to expand international sales and the ability to continue to reduce costs; impact of competitors, competing products and technology changes; reduction or deferral of public funding available to customers; competition from new or better technology or lower cost products; ability to develop, commercialize and market new products; market acceptance of oral fluid or urine testing, collection or other products; market acceptance and uptake of microbiome informatics, microbial genetics technology and related analytics services; changes in market acceptance of products based on product performance or other factors, including changes in testing guidelines, algorithms or other recommendations by the Centers for Disease Control and Prevention (“CDC”) or other agencies; ability to fund research and development and other products and operations; ability to obtain and maintain new or existing product distribution channels; reliance on sole supply sources for critical products and components; availability of related products produced by third parties or products required for use of our products; impact of contracting with the U.S. government; impact of negative economic conditions; ability to maintain sustained profitability; ability to utilize net operating loss carry forwards or other deferred tax assets; volatility of the Company’s stock price; uncertainty relating to patent protection and potential patent infringement claims; uncertainty and costs of litigation relating to patents and other intellectual property; availability of licenses to patents or other technology; ability to enter into international manufacturing agreements; obstacles to international marketing and manufacturing of products; ability to sell products internationally, including the impact of changes in international funding sources and testing algorithms; adverse movements in foreign currency exchange rates; loss or impairment of sources of capital; ability to attract and retain qualified personnel; exposure to product liability and other types of litigation; changes in international, federal or state laws and regulations; customer consolidations and inventory practices; equipment failures and ability to obtain needed raw materials and components; the impact of terrorist attacks, civil unrest, hostilities and war ; and general political, business and economic conditions, including inflationary pressures. These and other factors that could affect our results are discussed more fully in our SEC filings, including our registration statements, Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Reports on Form 10-Q, and other filings with the SEC. Although forward-looking statements help to provide information about future prospects, readers should keep in mind that forward-looking statements may not be reliable. Readers are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are made as of the date of this press release and OraSure Technologies undertakes no duty to update these statements. NON-GAAP FINANCIAL MEASURES In this presentation, the Company’s financial results are provided in accordance with accounting principles generally accepted in the United States (GAAP) and using certain non-GAAP financial measures. Management believes that presentation of operating results using non-GAAP financial measures provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses non-GAAP financial measures to establish budgets and to manage the Company’s business. A reconciliation of the GAAP to non-GAAP financial results is provided under the investor section of OraSure's corporate website at www.orasure.com. Forward Looking Statement Non-GAAP Financial Measures

2Q22 Financial Results – Record Revenue and Improved Profitability



FINANCIAL METRIC	2Q22 RESULTS	1Q22 RESULTS	2Q21 RESULTS	SEQUENTIAL GROWTH RATE	YEAR-OVER-YEAR GROWTH RATE
Quarterly Revenue	$80.2 million	$67.7 million	$57.6 million	18%	39%
GAAP EPS / Non-GAAP EPS	($0.26)/($0.00)	($0.28)/($0.15)	($0.02)/$0.01	NM	NM

- InteliSwab® revenue grew 95% sequentially
- InteliSwab® gross margins increased over 2,000 basis points sequentially
- Non-GAAP gross margins increased 250 basis points sequentially
- Most cash use tied to working capital adjustments due to the InteliSwab® ramp
- Achieved neutral Non-GAAP net income in the quarter

© 2022 OraSure Technologies, Inc.
3

Key Elements of Strategic Transformation 2H CY22 CY23 Strengthen CY24 Elevate Accelerate Innovate & operate with disciplined execution & accountability 4

Record Diagnostic Revenue With 95% Sequential Growth in InteliSwab® FINANCIAL METRIC 2Q22 RESULTS 1Q22 RESULTS 2Q21 RESULTS SEQUENTIAL GROWTH RATE YEAR-OVER-YEAR GROWTH RATE Total Diagnostics $60.4 million $38.3 million $19.3 million 58% 213% InteliSwab® Revenue $43.1 million $22.1 million --- 95% NM Core ex InteliSwab® $17.3 million $16.2 million $19.2 million 7% (10%)

Significant Improvements Continue in InteliSwab® Production Process 14-fold increase in weekly production volume since last year Gross margins for InteliSwab® increase 2,000+ basis points sequentially Current production capacity of 1.6M tests per week … plans to double capacity in 2023 STILL TO COME: Transition from air to ocean freight Packaging reconfiguration Additional automation and process improvement Production via “Super Factory”

US Government Continues Support for InteliSwab® Continued Procurement as part of OraSure’s Defense Logistics Agency/HHS contract Consistent ongoing testing needed in congregate settings Evens out demand, enables shipments even during low points between surges

Molecular Solutions Revenue In Line With Expectations FINANCIAL METRIC 2Q22 RESULTS 1Q22 RESULTS 2Q21 RESULTS SEQUENTIAL GROWTH RATE YEAR-OVER-YEAR GROWTH RATE Core Molecular Kits $17.3 million $21.9 million $17.1 million 1% (21%) COVID-19 Collection Kits $0.3 million $12.0 million $8.9 million NM NM Microbiome     Services $1.2 million $3.1 million $1.7 million (31%) (61%)

Meta-transcriptome launch FDA clearance for gut kit Enabling Multi-Omic Discovery and Diagnostics Through Innovation Launch of RNA/DNA kit Continued evidence supporting urine- based STI testing

Molecular Solutions COVID-19 Kit Revenue Increasing transition from central lab testing to POC testing options

Consolidated Revenue by Quarter Revenue (in mil.) Record Revenue in 2Q22 … 39% YoY Growth Record revenue in 2Q22 39% YoY growth

Financial Results

3Q22 Financial Guidance GUIDANCE METRIC FINANCIAL GUIDANCE 3Q22 Total Revenue $90 - $95 million 3Q22 Gross Margins Continued improvement from 2Q22 3Q22 Cash Utilization Continued improvement from 2Q22

Summary Momentum in strategic transformation … innovating and operating with disciplined execution and accountability Significant improvements achieved in InteliSwab® production and manufacturing efficiency … 2,000+ basis point sequential increase in InteliSwab® gross margins Neutral non-GAAP net income … on the path to positive cash flow in Q4 2022 Strong fundamental backdrop for the business as healthcare delivery shifts to decentralized testing solutions Smart Science Made Simple

Q&A